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EXHIBIT 23.1
CLYDE BAILEY P.C.
                                          Certified Public Accountant
                                          10924 Vance Jackson #404
                                          San Antonio, Texas 78230
                                          (210) 699-1287(ofc.)
                                          (210) 691-2911 (fax)


February 20, 2001

I consent to the use of my report dated January 22, 2001, in the Form SB-2, on the financial statements of Shadows Bend Development, Inc., dated December 31, 2000, included herein and to the reference made to me.

/s/ Clyde Bailey